Huntington Leaders Outlook Series II/IIR/III

Talcott Resolution Life Insurance Company
Separate Account Seven

File No. 333-101954

Supplement Dated July 19, 2018 to your Prospectus Dated May 1, 2018 as amended June 28, 2018

The Huntington Leaders Outlook II/IIR/III table of minimum and maximum expenses in section “2. Synopsis” of your prospectus is deleted and replaced with the following:

Huntington Leaders Outlook II/IIR/III	Minimum	Maximum
Total Annual Fund Operating Expenses
(these are expenses that are deducted from Sub-Account assets, including managements fees, Rules 12b-1 distribution and/or service fees, and other expenses)	0.40%	1.93%

The Hartford Leaders Outlook table under “Example” in section “2. Synopsis” of your prospectus is deleted and replaced with the following:

Huntington Leaders Outlook:

(1) If you Surrender your Contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$1,144	$1,980	$2,544	$5,076
(2) If you annuitize at the end of the applicable time period:
	1 year	3 years	5 years	10 years
B Share	$403	$1,421	$2,437	$4,970
(3) If you do not Surrender your Contract:
	1 year	3 years	5 years	10 years
B Share	$510	$1,528	$2,544	$5,076

This Supplement Should Be Retained For Future Reference.

HV-7739